Exhibit 24

POWER OF ATTORNEY

The undersigned officer and director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ C. Daniel DeLawder
C. Daniel DeLawder

POWER OF ATTORNEY

The undersigned officer and director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ David L. Trautman
David L. Trautman

POWER OF ATTORNEY

The undersigned officer of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder and David L. Trautman, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ John W. Kozak
John W. Kozak

POWER OF ATTORNEY

The undersigned officer of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ Brady T. Burt
Brady T. Burt

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in her name and on her behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as she could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ Maureen Buchwald
Maureen Buchwald

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ James J. Cullers
James J. Cullers

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ Harry O. Egger
Harry O. Egger

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ F. William Englefield IV
F. William Englefield IV

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ Stephen J. Kambeitz
Stephen J. Kambeitz

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ William T. McConnell
William T. McConnell

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ Timothy S. McLain
Timothy S. McLain

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ John J. O’Neill
John J. O’Neill

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ William A. Phillips
William A. Phillips

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ Rick R. Taylor
Rick R. Taylor

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in her name and on her behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as she could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ Sarah Reese Wallace
Sarah Reese Wallace

POWER OF ATTORNEY

The undersigned director of Park National Corporation, an Ohio corporation (the “Corporation”), which anticipates filing with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Exchange Act of 1934, as amended, the Annual Report of the Corporation on Form 10-K for the fiscal year ended December 31, 2010, hereby constitutes and appoints C. Daniel DeLawder, David L. Trautman and John W. Kozak, and each of them, with full power of substitution and resubstitution, as attorney-in-fact and agent to execute, deliver and file, in his name and on his behalf, in any and all capacities, such Annual Report on Form 10-K and any and all amendments thereto, and any and all applications or documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as he could do if personally present.  The undersigned hereby ratifies and confirms all that each said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 21 day of February, 2011.

/s/ Leon Zazworsky
Leon Zazworsky